                            KIMCO REALTY CORPORATION
                                  SUBSIDIARIES


Akron, Inc.
Bridger Investments
Bridgewater Commons Retail Center, LLC
Brookshire Partners
Bustleton Partners
Centerpoint Associates
Clixnbricks.com, Inc.
Corp. of Charleston
G.C. Acquisition Corp.
Great Barrington Realty Company, Inc.
Hamburg Wellness Partners
Harvest Properties Corp.
Hayden Plaza North Associates GP
Inwell Investors
Justice Investments Assoc., LTD
K & S Mortgage Investments, LLC
KCH Acquisition, Inc.
KD Baybrook 584, Inc.
KD Frankfort 488, Inc.
KD Hillsborough 441, Inc.
KD  Orange 486, Inc.
KD Spring Cypress 487, Inc.
KF Skokie, L.L.C.
Kimcade, Inc.
Kimco 118 O/P, Inc.
Kimco 120 O/P, Inc.
Kimco 413 B, Inc.
Kimco 420, Inc
Kimco 632, Inc.
Kimco Acadiana 670, Inc.
Kimco Aldine, L.P.
Kimco Altimonte Springs 636, Inc.
KRC Amarillo 879, Inc.
Kimco Anaheim, Inc.
Kimco Augusta 635, Inc.
Kimco Autoventure, Inc.
Kimco Auto Fund, LLC
Kimco Austin 589, Inc.
Kimco Barclay Peoria Crossing L.P.
Kimco Baton Rouge 666, Inc.
Kimco Blackwood 644, Inc.
Kimco Boulder 688, Inc.-
Kimco Bradenton 698, Inc.
Kimco Bucks 651, Inc.
Kimco Bucks 651 Trust
Kimco Burleson 496, Inc.
Kimco Burleson L.P.
Kimco Bustleton 612, Inc.
Kimco Cambridge 242, Inc.
Kimco Canton 182, Inc.

                            KIMCO REALTY CORPORATION
                                  SUBSIDIARIES



Kimco Carrollwood 664, Inc.
Kimco Cary 696, Inc.
Kimco Cedar Hill Crossing 712, Inc.
Kimco Cedar Hill Crossing, LP
Kimco Casa Paloma 592, Inc.
Kimco - Derito Casa Paloma, LLC
Kimco Charlotte 192, Inc
Kimco Charleston 631, Inc.
Kimco of Cherry Hill, Inc.
Kimco Cinnaminson 645, Inc.
Kimco Clawson 143, Inc.
Kimco Colfax 681, Inc.
Kimco Columbus, Inc.
Kimco Concourse, Inc.
Kimco Construction Corp.
Kimco Coral Springs 623, Inc.
Kimco Cottman 294, Inc.
Kimco Cranston 691, Inc.
Kimco Cross Creek 607, Inc.
Kimco Dayton, Inc.
Kimco Delaware, Inc.
Kimco Denver 680, Inc.
Kimco Developers Baybrook, Ltd.
Kimco Developers, Inc.
Kimco Development of 31 South, Inc.
Kimco Development of Aiken, Inc.
Kimco Development of Braddock Hills, Inc.
Kimco Development of Gastonia, Inc.
Kimco Development of Giants, Inc.
Kimco Development of Greenwood O/P Inc.
Kimco Development of Hampton Bays Inc.
Kimco Development of Kettering, Inc.
Kimco Development of McIntosh Sarasota, Inc.
Kimco Development of Mentor, Inc.
Kimco Development of Muskegon, Inc.
Kimco Development of New Kensington, Inc.
Kimco Development of Seminole Sanford, Inc.
Kimco Development of Springboro Pike, Inc.
Kimco Development of Troy, Inc.
Kimco Development of Tyvola, Inc.
Kimco Development of Wooster, Inc.
Kimco DeSoto 593, Inc.
Kimco Downers Park 764, Inc.
Kimco Dover, LLC
Kimco Dover 501, Inc.
Kimco Durham 639, Inc.
Kimco East Bank 689, Inc.
Kimco Eleven Mtg. Corp.
Kimco Enfield 611, Inc.
Kimco Engelwood 683, Inc.

                            KIMCO REALTY CORPORATION
                                  SUBSIDIARIES


Kimco Exchange Place Corp.
Kimco Farmington 146, Inc.
Kimco Florence 646, Inc.
Kimco Forum 717, Inc.
Kimco Forum at Olympia, L.P.
Kimco Ft. Collins 367, Inc.
Kimco Ft. Pierce 147, Inc.
Kimco Gallery 660, Inc.
Kimco Gallery 660 Trust
Kimco Garland 642, Inc.
Kimco Gates 149, Inc.
Kimco Geneva 822, Inc.
Kimco Giants Trust
Kimco Governors Marketplace 317, Inc.
Kimco Governors Marketplace II 318, Inc.
Kimco Governors Marketplace, Ltd.
Kimco Governors Marketplace II. Ltd.
Kimco Great Barrington 609, Inc.
Kimco Green Orchard 606, Inc.
Kimco Greenridge 674, Inc.
Kimco Greenville 676, Inc.
Kimco Hamburg Trust
Kimco Harrisburg Trust
Kimco Hayden Plaza 640, Inc.
Kimco of Hermitage, Inc.
Kimco of Hickory Hollow, Inc.
Kimco Houma 274, LLC
Kimco of Huntington, Inc.
Kimco Income REIT, Inc.
Kimco Income Operating Partnership, L.P.
Kimco Joplin 707, Inc.
Kimco Juan Tabo Plaza 591 Inc.
Kimco Kent 637, Inc.
Kimco Kissimmee 613, Inc.
Kimco KML, Inc.
Kimco KML Trust
Kimco Lafayette 671, Inc.
Kimco Lafayette Market Place 697, Inc.
Kimco Lafayette Wellness, LLC
Kimco Lakewood 684, Inc.
Kimco Landmark Station 275, Inc.
Kimco Largo 139, Inc.
Kimco Largo 196, Inc.
Kimco Lexington 140, Inc.
Kimco Lubbock 678, Inc.
Kimco Lubbock, L.P.
Kimco Magnolia Square, L.P.
Kimco Management of Maryland, Inc
Kimco Management of New Jersey, Inc.
Kimco Manassas 672, Inc.

                            KIMCO REALTY CORPORATION
                                  SUBSIDIARIES




Kimco Maplewood 673, Inc.
Kimco Melbourne 616, Inc.
Kimco Mesa 679, Inc.
Kimco Mesquite, L.P.
Kimco Miamisburgh 714, Inc,
Kimco Missouri Development Corp.
Kimco Morrisville 648, Inc.
Kimco Morrisville 648 Trust
Kimco Mountainside Plaza 647, Inc.
Kimco Mt. Dora 677, Inc.
Kimco of Nanuet, Inc.
Kimco New Kensington Trust
Kimco No. Brunswick 617, Inc.
Kimco North Rivers 692, Inc.
Kimco of Oakview, Inc.
Kimco Ocala 665, Inc.
Kimco 837 O/P, Inc.
Kimco O P, Inc.
Kimco O/P 664, Inc.
Kimco Opportunity, Inc.
Kimco Orlando 638, Inc.
Kimco Northwest Square 597, Inc.
Kimco Palm Plaza, L.P.
Kimco of Pennsylvania Trust
Kimco Peoria 476, Inc.
Kimco Piers 716, Inc.
Kimco Properties Nashville, Inc.
Kimco Purchasing Agency Corp.
Kimco Palmer Park 654, Inc.
Kimco Peppertree, Inc.
Kimco Port Washington 675, Inc.
Kimco Raleigh 177, Inc.
Kimco Ralph's Corner 659, Inc.
Kimco Ralph's Corner 659 Trust
Kimco Realty Services, Inc.
Kimco Regency Plaza 207, Inc.
The Price REIT, Inc.
(named changed from
REIT Sub, Inc. / Merger Sub, Inc.)
Kimco Richmond 800, Inc.
Kimco of Ridgewood 615, Inc.
Kimco Rivergate 588, Inc.
Kimco Rivers Ave. 622, Inc.
Kimco Riverwalk 595, Inc.
Kimco Riverwalk, L.P.
Kimco Route 64 479, Inc.
Kimco San Ramon 759, Inc.
Kimco Santee 705, Inc.
Kimco Sand Lake 618, Inc.
Kimco Sarasota 378, Inc.

                            KIMCO REALTY CORPORATION
                                  SUBSIDIARIES



Kimco Savannah 185, Inc.
Kimco Select Chicago, LLC
Kimco Select Chicago 693, LLC
Kimco Select Chicago 694, LLC
Kimco Select Chicago 695, LLC
Kimco Select Hamburg, L.P.
Kimco Select Henderson, LLC
Kimco Select Investments, Inc.
Kimco Select Philmed, Inc.
Kimco Select Philmed, LP
Kimco Select Services, LLC
Kimco Select Services II, LLC
Kimco Select Warrington, L.P.
Kimco Select Trexler, L.P.
Kimco Sharonville 276, Inc.
Kimco Sharpstown 719, Inc.
Kimco Sharpstown, L.P.
Kimco of Springfield 625, Inc.
Kimco of Springfield, Inc.
Kimco Springfield 869, Inc.
Kimco Southdale 757, Inc.
Kimco South Parker 682, Inc.
Kimco South Miami 634, Inc.
Kimco Southington 610, Inc.
Kimco Spring Creek 686, Inc.
Kimco Stockton 324, Inc.
Kimco of Stuart 619, Inc.
Kimco St. Charles, Inc.
Kimco of Tampa, Inc.
Kimco Tallahassee 715, Inc.
Kimco Tampa 470, Inc.
Kimco Tampa L.P.
Kimco Title Corporation
Kimco Temecula 762, Inc.
Kimco Towson 621, Inc.
Kimco Trexler 663, Inc.
Kimco Trolley Station 594, Inc.
Kimco Quincey 685, Inc.
Kimco West Melbourne 668, Inc.
Kimco W.C. II 477, Inc.
Kimco W.C. 478, Inc.
Kimco Wakefield Commons 485, Inc.
Kimco Wakefield Commons II LP
Kimco Wakefield Crossings LP
Kimco Wakefield Route 64 LP
Kimco Waterbury 608, Inc
Kimco Warrington, Inc.
Kimco Warrington 652, Inc.
Kimco West Palm Beach 633, Inc.
Kimco Western, LLC

                            KIMCO REALTY CORPORATION
                                  SUBSIDIARIES


Kimco Western Realty TRS, Inc.
Kimco Westerville 178, Inc.
Kimco Westmont 614, Inc.
Kimco White Lake 667, Inc.
Kimco WM 148, Inc.
Kimco WM 148 Trust
Kimco Woodforest 655, Inc.
Kimco Woodforest, L.P.
Kimco Yonkers 801, Inc.
Kimguar Corp.
KIOP Acquisition, LLC
Norber Corporation
Price / Frye LLC
Price / Baybrook Ltd.
Price REIT Renaissance, LP
Philadelphia Wellness Partners
Redel Construction Corp.
Rockingham 620, Inc.
Sanndrel of Pennsylvania Trust
Smithtown Venture, LLC
St. Andrews Shopping Center
St. Andrews Shopping Center Corp. of Charleston
The Kimco Corporation
Vadborn Realty
Woodso Corp.
Kimsquare Chippewa 460, Inc.
Kimsquare Dale City 475, Inc.
Kimsquare DC 471, Inc.
Kimsquare Glen Burnie 474, Inc.
Kimsquare Laurel 470, Inc.
Kimsquare Homewood 461, Inc.
Kimsquare Southgate 473, Inc.
Kimsward Corp.
Kimsward LLC
Kimsworth Arkansas, Inc.
Kimsworth of Alabama, Inc.
Kimsworth of Arizona, Inc.
Kimsworth of Colorado, Inc.
Kimsworth of Florida, Inc.
Kimsworth of Georgia, Inc.
Kimsworth of Illinois, Inc.
Kimsworth of Indiana, Inc.
Kimsworth of Iowa, Inc.
Kimsworth of Kansas, Inc.
Kimsworth of Louisiana, Inc.
Kimsworth of Maryland, Inc.
Kimsworth of Michigan, Inc.
Kimsworth of Minnesota, Inc.
Kimsworth of Mississippi, Inc.
Kimsworth of Missouri, Inc.

                            KIMCO REALTY CORPORATION
                                  SUBSIDIARIES


Kimsworth of Montana, Inc.
Kimsworth of Nebraska, Inc.
Kimsworth of New Jersey, Inc.
Kimsworth of New Mexico, Inc.
Kimsworth of Ohio, Inc.
Kimsworth of Pennsylvania, Inc.
Kimsworth of South Carolina, Inc.
Kimsworth of Texas, Inc.
Kimsworth of Virginia, Inc.
Kimsworth Plano 768, Inc.
Kimsworth, Inc.
Kimven Corporation
Kimven II Corp. (dissolved to Kimven Corp.)
KIOP Branford LLC
KIOP Delran L.P.
KIOP Enfield L.P.
KIOP Forest Ave. L.P.
KIOP Foxboro L.P.
KIOP Meadowbrook L.P.
KIOP Merrick L.P.
KIOP Mill Basin L.P.
KRC Acquisition Corp.
KRC Addison 898, Inc.
KRC Alton 802, Inc.
KRC Amarillo 879, Inc.
KRC Arlington 866, Inc.
KRC Arlington Heights 896, Inc.
KRC Aurora 890, Inc.
KRC Belleville, Inc.
KRC Bridgeton875, Inc.
KRC Bridgeview 894, Inc.
KRC Calumet City 836, Inc.
KRC Carbondale 848, Inc.
KRC Champaign 870, Inc.
KRC Christy 804, Inc.
KRC Corpus Christi 878, Inc.
KRC Cresthill 868, Inc.
KRC Crestwood 887, Inc.
KRC Creve Coeur 830, Inc.
KRC Crystal City 850, Inc.
KRC Crystal Lake 891, Inc.
KRC Decatur 797, Inc.
KRC Dubuque 847, Inc.
KRC Edmond 876, Inc.
KRC Elgin 860, Inc.
KRC Fairview Heights 881, Inc.
KRC Forest Park 862, Inc.
KRC Irving 867, Inc.
KRC Independence 806, Inc.
KRC Joplin 889, Inc.

                            KIMCO REALTY CORPORATION
                                  SUBSIDIARIES


KRC Kirkwood 803, Inc.
KRC Kostner 853, Inc.
KRC Lemay 834, Inc.
KRC Macarthur Blvd 799, Inc.
KRC Manchester 872, Inc.
KRC Melrose Park 888, Inc.
KRC Merrillville 849, Inc.
KRC Midwest City 857, Inc.
KRC Mishawaka 895, Inc.
KRC Moline 794, Inc.
KRC Mundelien 874, Inc.
KRC N. Rockwell 882, Inc.
KRC Niles 865, Inc.
KRC Norridge 845, Inc.
KRC Oak Lawn 835, Inc.
KRC O'Fallon DC 861, Inc.
KRC Orland Park 809, Inc.
KRC Overland Park 805, Inc.
KRC Paducah 795, Inc.
KRC Peterson Ave 893, Inc.
KRC Pulaski 841, Inc.
KRC Rockford 796, Inc.
KRC S Shields 871, Inc.
KRC Schaumberg 855, Inc.
KRC Shawnee 884, Inc.
KRC Southbend 883, Inc.
KRC St. Charles 798, Inc.
KRC St. Joseph 880, Inc.
KRC State Avenue 807, Inc.
KRC Streamwood 897 Inc.
KRC Tulsa 859, Inc.
KRC Waukegan 886, Inc.
KRCV Corp.
KIR Amarillo, L.P.
KIR Amarillo 879, Inc.
KIR Arboretum Crossing, L.P.
KIR Arboretum Crossing 564, Inc.
KIR Acquisition, LLC
KIR Augusta I 044, LLC
KIR Augusta 044A, LLC
KIR Augusta II L.P.
KIR Bayhill Plaza 024, LLC
KIR Bellingham, L.P.
KIR Bellingham 542, Inc.
KIR Boynton, L.P.
KIR Boynton 005, L.L.C.
KIR Champaign L.P.
KIR Champaign 043, LLC
KIR Charleston 036 LLC
KIR Cityplace Market, L.P.

                            KIMCO REALTY CORPORATION
                                  SUBSIDIARIES


KIR Cityplace Market 565, Inc.
KIR Colerain 017, LLC
KIR Copiague, L.P.
KIR Copiague 545, Inc.
KIR Covina LP
KIR Covina 037, LLC
KIR Delran 032, LLC
KIR East Wichita, L.P.
KIR East Wichita 814, Inc.
KIR Enfield 029, LLC
KIR Fairfax 547, Inc.
KIR Federal Way 035, LLC
KIR Forest Ave. 031, LLC
KIR Foxboro 033, LLC
KIR Garland, L.P.
KIR Garland 566, Inc.
KIR Garland 549, Inc.
KIR Glen Cove 025, LLC
KIR Glendale, L.P.
KIR Glendale 549, Inc.
KIR Greensboro, L.P.
KIR Greensboro 550, Inc.
KIR Henry Street 021, LLC
KIR Hickory Hollow, L.P.
KIR Hickory Hollow 004, LLC
KIR Huber Heights, L.P.
KIR Huber Heights 006, LLC
KIR Joplin, L.P.
KIR Joplin 889, Inc.
KIR Key Largo 022, LLC
KIR Lake Mary 023, LLC
KIR Latham Farms 008, LLC
KIR Latham Farms, LP
KIR Lewisville, L.P.
KIR Lewisville 568, Inc.
KIR Manchester, L.P.
KIR Manchester 872, Inc.
KIR Meadowbrook L.P.
KIR Meadowbrook 027, LLC
KIR Merrick 028, LLC
KIR Middletown 041, LLC
KIR Mill Basin 030, LLC
KIR Minnetonka, L.P.
KIR Minnetonka 552, Inc.
KIR Montebello LP
KIR Montebello 040, LLC
KIR Munsey Park 020, LLC
KIR Northside Market Place 007, LLC
KIR Northside Market Place, LP
KIR Northwest Square L.P.

                            KIMCO REALTY CORPORATION
                                  SUBSIDIARIES



KIR Northwest Square 597, LLC
KIR Oak Park, L.P.
KIR Oak Park Commons 596, Inc.
KIR Oxnard, L.P.
KIR Oxnard 556, Inc.
KIR Pasadena 010, LLC
KIR Pasadena, LP
KIR Piers L.P.
KIR Piers 716, LLC
KIR Portfolio I L.P.
KIR Portfolio, LLC
KIR Richardson, L.P.
KIR Richardson 572, Inc.
KIR San Ramon, L.P.
KIR San Ramon 759, LLC
KIR Silo Bellingham 542, LLC
KIR Smoketown Station, L.P.
KIR Smoketown Station 562, Inc.
KIR Temecula, L.P.
KIR Temecula 762, LLC
KIR Torrance LP
KIR Torrance 038, LLC
KIR Tri-County 018, LLC
KIR Vista Balboa LP
KIR Vista Balboa 039, LLC
KIR West Wichita, L.P.
KIR West Wichita 815, Inc.
KIR Westgate Market, L.P.
KIR Westgate Market 561, Inc.
KIR Yonkers 026, LLC
KSI Acquisition, LLC
KSI Cary 483, LLC
KSI Cincinnati 482, LLC
KSI Fairfield 480, LLC
KSI Memphis 484, LLC
KSI Mortgage, LLC (no "investment")
Shrewsbury KSI 481, LLC
Manmort, Inc.
Manhasset Venture, LLC
Massapequa KSI Venture, LLC
Norber Trust
Pryce/Frye, LLC
Warm Springs Promenade, LLC
Warrington Wellness, LLC
AUK Realty
Harvest Properties, Inc.
Harvest of Texas, Inc.
Harvest of Nashville, Inc.
Orange Avenue Partners
KDC/Olshan, T.I.C.

                            KIMCO REALTY CORPORATION
                                  SUBSIDIARIES



Kimco Peters Co., Ltd.
Kimco Woodbridge Company
Oakland Park Company
Kimco Sanford Company, Ltd.
Homestead Plaza Associates, Ltd.
Harvest Frechtling J.V.
Cooper Olshan Company
K.O. Associates
Harrisburg Company
Belvedere S.C., T.I.C.
Kimco of Cherry Hill, Inc.
Kimco Bustleton 612, Inc.
Kimco Centereach 605, Inc.
KCW Associates, Ltd.
McCormick Realty, LP
McKim Corp.
McMort Corp.
KC Holdings of Harrisburg, Inc.
KCH Properties, Inc.
Kimco Development of Lima, Inc.
Kimco Development of Vernon, Inc.
Kimco of Evansville, Inc.
Kimzay Corporation
Kimzay of Florida, Inc.
Kimzay of Illinois, Inc.
Kimzay of Charlotte, Inc.
Kimzay Georgia, Inc.
Kimzay Missouri, Inc.
Kimzay Greenwood, Inc.
Kimzay Bloomington, Inc.
Kimzay Winston-Salem, Inc.
Kimco of Racine, Inc.
Kimzay Benton Harbor, Inc.
Kimzwood, Inc.
Kimzfern, Inc.
Kimzadd, Inc.
Kimzlar, Inc.
Kimzgate, Inc.
Kimco Properties, Inc.
Kimzay Corporation
Kimcal Corporation
Kimco Eagledale, Inc.
Kimco of Ohio, Inc.
Kimco Livonia, Inc.
Kimco BT Corp.
Kimco Laurel, Inc.
Sanndrel, Inc.
Kimco of Syosset, Inc.
Kimco of Pennsylvania, Inc.
Kimco of Illinois, Inc.

                            KIMCO REALTY CORPORATION
                                  SUBSIDIARIES



Kimco of New England, Inc.
Kimco of Utah, Inc.
Milmar Realty Corp.
Permelynn Corporation
Kimco of North Carolina, Inc.
Kimco of Georgia, Inc.
Kimco of Missouri, Inc.
Kimco of Tennessee, Inc.
Kimcoast of Warren, Inc.
AUK Realty Corporation
Kimco Columbus, Inc.
Fox Hill II, Inc.
Manetto Hills Associates, Inc.
Fox Hill Poughkeepsie, Inc.
Brenda Properties, Inc.
Kimco of North Miami, Inc.
44 Plaza, Inc.
Kimco of Millerode, Inc.
Kimco of New York, Inc.
Kimco of Lake Worth, Inc.
Permelynn of Georgia, Inc.
Permelynn of Bridgehampton, Inc.
Rich Hill, Inc.
Permelynn Corporation
Permelynn of Westchester, Inc.
Sanndrel, Inc.
Sanndrel of Virginia, Inc.
Sanndrel of Harrisburg, Inc.
Sanndrel of Pennsylvania, Inc.